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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 5, 2002

                         ------------------------------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-16455                              76-0655566
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5.     OTHER EVENTS.

RESTATEMENT OF SECOND AND THIRD QUARTER 2001 FINANCIAL STATEMENTS AND DELAY OF ANNOUNCEMENT OF 2001 RESULTS

    On February 5, 2002, Reliant Resources, Inc. ("Reliant Resources") reported that it would restate its second and third quarter 2001 earnings (the "Restatement") and that it would delay the release of its fourth quarter and year 2001 earnings (the "Earnings Delay"). For additional information regarding the Restatement and the Earnings Delay, please refer to Reliant Resources' press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "Outlook for 2002," is incorporated by reference herein.

MANAGEMENT PRESENTATION AND CONFERENCE CALL

    On February 5, 2002, executives of Reliant Resources spoke to the public, as well as various members of the financial and investment community in Houston, Texas regarding the Restatement, the Earnings Delay and the 2002 outlook of Reliant Resources. A copy of the slide presentation given at this presentation is attached to this report as Exhibit 99.2 (the "Slide Presentation"), and slides 9 (Diversified Trading VAR vs. Daily P&L) and 13 (Recent Liquidity Issues and Concerns) thereof, are incorporated by reference herein. A replay of this presentation has been made available on Reliant Resources' web site found at www.ReliantResources.com in the Investor Relations section and will be archived for 25 days after the event. In addition, a replay of the presentation can be accessed until February 19, 2002 by calling (800) 642-1687 (Conference I.D. 2877002).

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits.

            The following exhibits are filed herewith:

            99.1 Press Release issued February 5, 2002 regarding the Restatement and the Earnings Delay.

            99.2 Slide presentation given by executive officers of Reliant Resources regarding the Restatement, the Earnings Delay and the 2002 outlook of Reliant Resources.

ITEM 9.     REGULATION FD DISCLOSURE.

    Reliant Resources incorporates by reference into this Item 9 (i) the information in the Press Release under the caption "Outlook for 2002" and (ii) the Slide Presentation (other than slides 9 and 13 thereof). The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Resources under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Resources or any of its affiliates.

    Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Resources believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms "we," "us" or other similar terms mean Reliant Resources.

    In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Resources' forward-looking statements:

    o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in or application of environmental and other laws and regulations to which we are subject,


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    o  the timing of the implementation of the business separation plan of
       Reliant Energy, Incorporated,

    o the effects of competition, including the extent and timing of the entry of additional competitors in our markets,

    o the timing and receipt of necessary approvals for the closing of our acquisition of Orion Power Holdings, Inc.,

    o our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

    o state, federal and other rate regulations in the United States and in foreign countries in which we operate or into which we might expand our operations,

    o  the timing and extent of changes in commodity prices and interest rates,

    o  weather variations and other natural phenomena,

    o political, legal and economic conditions and developments in the United States and in foreign countries in which we operate or into which we might expand our operations, including the effects of fluctuations in foreign currency exchange rates,

    o  financial market conditions and the results of our financing efforts,

    o  the bankruptcy or other financial distress of our trading counterparties,

    o  actions by rating agencies with respect to us or our competitors,

    o  acts of terrorism or war,

    o  the availability and price of insurance,

    o the performance of our projects undertaken and the success of our efforts to invest in and develop new opportunities, and

    o  other factors we discuss in our other filings with the SEC.

    The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Resources' forward-looking statements.


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RELIANT RESOURCES, INC.


Date:  February 5, 2002                    By: /S/ MARY P. RICCIARDELLO
                                                   Mary P. Ricciardello
                                                   Senior Vice President and
                                                   Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                         EXHIBIT DESCRIPTION
-------                        -------------------

 99.1 Press Release issued February 5, 2002 regarding the Restatement and Earnings Delay.

 99.2 Slide presentation given by executive officers of Reliant Resources regarding the Restatement, the Earnings Delay and the 2002 outlook of Reliant Resources.



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